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                                                                   EXHIBIT 3.1ll


[GRAPHIC OMITTED]
                     NOTICE OF CHANGE OF REGISTERED OFFICE
                       AND/OR CHANGE OF REGISTERED AGENT
                             (R.S. 12:104 & 12:236)

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
             Domestic Corporation                 Return to:        Commercial Division
           (Business or Non-Profit)                                 P.O. Box 94125
           Enclose $20.00 filing fee                                Baton Rouge, LA 70804-9125
          Make remittance payable to                                Phone (225) 925-4704
              Secretary of State                                    Web Site: www.sec.state.la.us
               Do Not Send Cash
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Corporation Name: MONOCHEM, INC.
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                    CHANGE OF LOCATION OF REGISTERED OFFICE

Notice is hereby given that the Board of Directors of the above named corporation has authorized a change in the location of the corporation's registered office. The new registered office is located at:

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                To be signed by one (1) officer or two (2) directors       Date

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                         CHANGE OF REGISTERED AGENT(S)

Notice is hereby given that the Board of Directors of the above named corporation has authorized the change of the corporation's registered agent(s). The name(s) and address(es) of the new registered agent(s) is/are as follows:

Corporation Service Company
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320 Somerulos Street, Baton Rouge, LA 70802-6129
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                             /s/ SIGNATURE                       March 13, 2003
                             ---------------------------------------------------
                                    President                        Date


              AGENT'S AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCEPTANCE

I hereby acknowledge and accept the appointment of registered agent(s) for and on behalf of the above named corporation.

                            Corporation Service Company
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                            By: /s/ Dorothy Tenshaw
                            ----------------------------------------------------
                            Dorothy Tenshaw, Assistant Vice President


Sworn to and subscribed before me, the undersigned Notary Public, on this date: 04/03/2003
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           /s/ Elizabeth A. Dawson
           ------------------------------       COMMISSION EXPIRES
           Elizabeth A. Dawson Notary              MAY 17, 2005